Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lexington Realty Trust on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Patrick Carroll, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer
February 28, 2012